Provision for Site Reclamation and Closure (Details Narrative) - Provision for Decommissioning, Restoration and Rehabilitation Costs $ in Thousands, $ in Thousands	Dec. 31, 2022 CAD ($)	Dec. 31, 2021 USD ($)
Statement [Line Items]
Other provisions, undiscounted cash flows	$ 6,065	$ 4,938
Major assumptions made concerning future events, other provisions, inflation rate	2.50%	2.50%
Major assumptions made concerning future events, other provisions, discount rate	3.28%	1.68%